SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: April 12, 2000


                            J.S.J. CAPITAL III, INC.
             (Exact name of registrant as specified in its charter)



    Nevada                 000-29217                        84-1522581
----------------           ---------                        ----------
(State or other            (Commission                      (IRS Employer
jurisdiction of            File Number)                     Identification No.)
incorporation)



1529 Spruce Street, Suite 10, Boulder, CO                     80302
-----------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (303) 422-8127

Not Applicable
(Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant

     On April 12, 2000, three major shareholders of the Registrant agreed to sell and sold to Accesspoint Corp. a total of 672,000 shares of common stock of Registrant, constituting 100% of the Company for $150,000.

     Upon completion of the purchase of all issued and outstanding shares of Registrant, Accesspoint Corp. intends to merge with Registrant as a wholly owned subsidiary pursuant to California and Nevada law.

         The Registrant will change its name to Accesspoint Corp.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events

                  None.

Item 6.  Resignation of Directors

         It is anticipated that existing directors will resign and new directors will be appointed.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

10.1     Share Purchase Agreement

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2000                    J.S.J. CAPITAL, INC.
      -------------------

                                            /s/ Scott Deitler
                                        By: ------------------------------------
                                              Scott Deitler
                                              President